UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Stratum Holdings Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11.

1420 Celebration Blvd., 2nd Floor

Celebration, Florida 34747

October 27, 2026

Dear Fellow Stockholders:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Stratum Holdings Corp. (formerly La Rosa Holdings Corp.) (“we,” “us,” “our” or the “Company”) that will be held on Friday, December 11, 2026 at 9:00 a.m. Eastern Time, and any postponement, adjournment or continuation thereof. We will hold the Annual Meeting in a virtual format via live webcast at www.virtualshareholdermeeting.com/SRTM2026.

On or about October 27, 2026, we expect to mail a Notice of Internet Availability of Proxy Materials to our stockholders. The Notice of Internet Availability of Proxy Materials contains instructions on how to access our proxy statement and annual report, how to vote, and how to receive a paper copy of the proxy materials by mail. If you requested to receive printed proxy materials, you may submit your proxy or voting instructions by completing, signing, dating and returning your proxy card or voting instruction form in the envelope provided.

It is important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. You may vote online, by telephone or by mailing a proxy card or voting instruction form. Returning the proxy card or voting instruction form or voting online or by telephone does not deprive you of your right to attend the Annual Meeting virtually and to vote your shares at the Annual Meeting. Voting now will not limit your right to change your vote or to attend the Annual Meeting.

Thank you for your ongoing support.

Sincerely yours,

/s/ Nicholas Adler
Nicholas Adler
Chairman and CEO

Stratum Holdings Corp.	2026 Proxy Statement

Stratum Holdings Corp.

1420 Celebration Blvd., 2nd Floor

Celebration, Florida 34747

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 11, 2026

To the Stockholders of Stratum Holdings Corp. –

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Stratum Holdings Corp. (formerly La Rosa Holdings Corp.) (“we,” “us,” “our” or the “Company”) will be held on Friday, December 11, 2026 at 9:00 a.m. Eastern Time. The Annual Meeting will be a virtual stockholder meeting conducted via live webcast at www.virtualshareholdermeeting.com/SRTM2026. The purpose of the Annual Meeting will be the following:

1.	To elect the five (5) nominees named in the accompanying proxy statement to the board of directors, each to serve until our next annual meeting of stockholders or until such person shall resign, be removed or otherwise leave office.

2.	To ratify the appointment of Rosenberg Rich Baker Berman, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

In addition, stockholders may be asked to vote on such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice or made available online. The proxy statement provides a detailed description of the business to be conducted at the Annual Meeting and we urge you to read the proxy statement, including the appendices, carefully and in their entirety.

Only stockholders of the Company as of the close of business on October 16, 2026 (the “Record Date”) and their proxies are entitled to notice of, to attend and/or to vote at the Annual Meeting and any postponements, adjournments or continuations thereof.

All stockholders as of the Record Date are cordially invited to attend the Annual Meeting. You are urged to vote even if you sold your shares after the Record Date. You may vote online, by telephone or by mailing a proxy card or voting instruction form. Further instructions regarding voting rights and the matters to be voted upon are presented in the accompanying proxy statement.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. ACCORDINGLY, AFTER READING THE PROXY STATEMENT, PLEASE PROMPTLY SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS BY FOLLOWING THE INSTRUCTIONS PROVIDED. PLEASE NOTE THAT EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU VOTE PRIOR TO THE ANNUAL MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED.

Regardless of the number of shares that you own, your vote will be important. Thank you for your continued support, interest and investment in the Company.

By Order of the Board of Directors,

/s/ Nicholas Adler
Celebration, FL	Nicholas Adler
October 27, 2026	Chairman and CEO

Stratum Holdings Corp.	2026 Proxy Statement

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026
ANNUAL MEETING TO BE HELD ON DECEMBER 11, 2026.

The proxy statement, the accompanying proxy card, and the annual report are available free of charge at www.proxyvote.com. Information on this website, other than this proxy statement, is not a part of this proxy statement.

Please sign, date and promptly return the proxy card or voting instruction form, or grant a proxy and give voting instructions online or by telephone, so that you may be represented at the Annual Meeting. Instructions are on the Notice of Internet Availability of Proxy Materials, your proxy card or on the voting instruction form provided by your bank, broker, or other nominee.

Stratum Holdings Corp.	2026 Proxy Statement

Stratum Holdings Corp.

1420 Celebration Blvd., 2nd Floor

Celebration, Florida 34747

PROXY STATEMENT

The board of directors of Stratum Holdings Corp. (formerly La Rosa Holdings Corp.) (“we,” “us,” “our” or the “Company”) is soliciting proxies to be used at our 2026 Annual Meeting of Stockholders to be held solely via live webcast on Friday, December 11, 2026 at 9:00 a.m. Eastern Time and for any postponement, adjournment or continuation thereof (the “Annual Meeting”). To access the live webcast, go to www.virtualshareholdermeeting.com/SRTM2026.

On or about October 27, 2026, we expect to mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record as of October 16, 2026 (the “Record Date”) containing instructions on how to access our proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”), how to vote, and how to receive a paper copy of the proxy materials by mail. The Annual Report is also available on our website, located at www.stratumholdingscorp.com, under the link for “Financial Filings.” Website references throughout this proxy statement are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this proxy statement.

This proxy statement summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote.

Stratum Holdings Corp.	2026 Proxy Statement

Stratum Holdings Corp.	i	2026 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

The following questions and answers briefly address some commonly asked questions about the Annual Meeting and voting process. The following questions and answers do not include all the information that may be important to our stockholders. We urge our stockholders to carefully read this entire proxy statement, including its annexes and other documents incorporated by reference into this proxy statement.

Q:	Why am I receiving these materials?

A:

We are providing this proxy statement in connection with the solicitation by our board of directors of proxies to be voted at the Annual Meeting. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares using one of the other voting methods described below. Whether or not you expect to attend the Annual Meeting, please vote your shares as soon as possible in order to ensure your representation at the Annual Meeting.

Your vote is very important. Please submit your vote online or by telephone or mail as soon as possible by following the voting instructions on the proxy card or the Notice, even if you plan to attend the Annual Meeting. If you hold your shares in an account at a bank, broker, dealer or other nominee, follow the instructions provided by your nominee on your voting instruction form or otherwise to vote your shares. Voting your shares by proxy ensures that if you are unable to attend the Annual Meeting, your shares will be voted at the Annual Meeting. Voting now will not limit your right to change your vote or to attend the Annual Meeting.

Q:	What proposals will be voted on at the Annual Meeting?

A:	Two Proposals are scheduled to be voted on at the Annual Meeting:

•	Proposal 1 — to elect the five (5) nominees named in the accompanying proxy statement to the board of directors, each to serve until our next annual meeting of stockholders or until such person shall resign, be removed or otherwise leave office.

●	Proposal 2 — to ratify the appointment of Rosenberg Rich Baker Berman, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting

Q:	What are the Board’s recommendations?

A:	Our board of directors recommends that you vote “FOR” each director nominee and “FOR” Proposal 2. We describe each Proposal and the board’s reason for its recommendation below.

Q:	Will there be any other items of business on the agenda?

A:	We do not expect any other items of business beyond those described in this proxy statement because the deadline for stockholder proposals and nominations has already passed. Nonetheless, in case there is an unforeseen need, the proxy card gives discretionary authority to the persons named on the proxy with respect to any other matters that might be properly brought before the Annual Meeting. The proxy holders intend to vote the proxy in accordance with their judgment. If for any reason any of the nominees named in this proxy statement is not available as a candidate for director, and our board of directors has not reduced the authorized number of directors on our board of directors, then the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the board of directors.

Q:	How do I attend the Annual Meeting?

A:

You will be able to attend the Annual Meeting online. To attend the Annual Meeting online, go to www.virtualshareholdermeeting.com/SRTM2026. To participate in the Annual Meeting, you will need the control number included on your Notice, proxy card or voting instruction form. The Annual Meeting webcast will begin promptly at 9:00 a.m. Eastern Time on December 11, 2026. We encourage you to access the meeting prior to the start time.

Your vote is very important. Please submit your votes even if you plan to attend the Annual Meeting.

Q:	Who is entitled to vote?

A:

Stockholders holding our common stock and series X super voting preferred stock at the close of business on the Record Date may vote at the Annual Meeting. On the Record Date, there were 844,806 shares of common stock and 1,800 shares of series X super voting preferred stock outstanding. Each share of common stock is entitled to one (1) vote and each share of series X super voting preferred stock is entitled to ten thousand (10,000) votes. Joseph La Rosa, a director and our former Chairman and Chief Executive Officer, beneficially owns all of the outstanding shares of series X super voting preferred stock. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank or other nominee.

Stratum Holdings Corp.	1	2026 Proxy Statement

Stockholder of Record. If, on the Record Date, your shares were registered directly in your name with the transfer agent for our common stock, VStock Transfer, LLC, you are considered, with respect to those shares, the “stockholder of record.”

Beneficial Owner. If, on the Record Date, your shares were held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” Your broker, bank or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares.

Q:	What is the quorum requirement?

A:	A quorum of stockholders is necessary to hold a valid Annual Meeting. A quorum will be present if stockholders holding one-third of the shares issued and outstanding and entitled to vote are present at the Annual Meeting or represented by proxy. If there is no quorum, the Chairman of the Board may adjourn the Annual Meeting to another time or place.

Q:	How do I vote my shares?

A:

If you are a stockholder of record, you may vote by any of the four methods listed below. If your shares are held in “street name” by your bank, broker or other nominee, please see “How do I vote if my shares are held in “street name” by my bank, broker or other nominee?” below.

  Internet. You may vote on the Internet at www.proxyvote.com. This website also allows electronic proxy voting using smartphones, tablets and other web-connected mobile devices (additional charges may apply pursuant to your service provider plan). Simply follow the instructions that accompanied your proxy materials. If you vote on the Internet, you can request electronic delivery of future proxy materials. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (Eastern Time) on December 10, 2026.

Telephone. You may vote by telephone by following the instructions that accompanied your proxy materials. Easy-to-follow voice prompts allow you to vote your stock and confirm that your vote has been properly recorded. Telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (Eastern Time) on December 10, 2026.

 Mail. If you received a proxy card by mail, you may vote by mail by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided. If you vote by mail and your proxy card is returned unsigned, then your vote cannot be counted. If you vote by mail and the returned proxy card is signed without indicating how you want to vote, then your proxy will be voted as recommended by our board of directors. If mailed, your completed and signed proxy card must be received by December 10, 2026.

Meeting. You may attend and vote electronically at the Annual Meeting.

Our board of directors recommends that you vote using one of the first three methods discussed above, as it is not practical for most stockholders to attend and vote at the Annual Meeting. Using one of the first three methods discussed above to vote will not limit your right to vote at the Annual Meeting if you later decide to attend in person (online).

Q:	How do I vote if my shares are held in street name by my bank, broker or other nominee?

A:	If your shares are held in “street name” by your bank, broker or other nominee, you are considered the beneficial owner of shares held in street name, and the proxy materials will be forwarded to you by your bank, broker or nominee. The bank, broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your bank, broker or nominee how to vote. Beneficial owners that receive the proxy materials by mail from the stockholder of record should follow the instructions included in those materials (usually a voting instruction card) to transmit voting instructions.

Q:	May I vote at the Annual Meeting?

A:

If you are a stockholder of record on the Record Date, you may attend the Annual Meeting and vote your shares electronically, in lieu of submitting your proxy. Please note that attendance alone at the Annual Meeting will not cause the voting of your shares; you must affirmatively vote the proxy card or meeting ballot provided.

If you are a beneficial owner of shares, you are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares in person (online) at the Annual Meeting unless you request and obtain a “legal proxy” issued in your own name from your bank, broker or other nominee. If you appoint a non-management proxy holder, please make sure he or she is aware and ensure he or she will attend and submit a vote on your behalf at the Annual Meeting, with the proper authority from you, for your vote to count.

Stratum Holdings Corp.	2	2026 Proxy Statement

Q:	How can I change or revoke my vote?

A:

You may revoke your proxy before the voting polls are closed at the Annual Meeting by (i) voting at a later time by Internet or telephone until 11:59 p.m. (Eastern Time) on December 10, 2026, (ii) voting in person (online) at the Annual Meeting, or (iii) delivering a proxy with a later date or a written revocation of your most recent proxy to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

If you hold your shares through a broker, bank and/or other holder of record, follow the instructions that you receive from your broker, bank and/or other holder of record if you wish to change your vote or revoke your proxy.

Q:	How are votes counted?

A:	For Proposal 1, you may vote “FOR ALL” nominees, “WITHHOLD ALL” nominees or “FOR ALL EXCEPT” those nominees noted by you on the appropriate portion of your proxy or voting instruction card. With respect to Proposal 2, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions and broker non-votes are included in the determination of the number of shares present at the Annual Meeting for determining a quorum.

Q:	What vote is required to approve each item?

A:

Approval of Proposal 1 requires a plurality vote of the shares present or represented by proxy and entitled to vote at the Annual Meeting, meaning that the five (5) nominees receiving the highest number of “FOR” votes will be elected. Because the outcome of Proposal 1 will be determined by a plurality vote, any shares not voted “FOR” a particular nominee will have no effect on the outcome of the election.

Approval of Proposal 2 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. An abstention is not an “affirmative vote”, but an abstaining stockholder is considered “entitled to vote” at the Annual Meeting. Accordingly, an abstention will have the same effect as a vote “AGAINST” Proposal 2.

Q:	What are broker non-votes and what effect do they have on the Proposals?

A:

If you hold your shares beneficially in street name and do not provide your broker, bank or nominee with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur when a broker (i) has not received voting instructions from the beneficial owner with respect to a particular proposal and (ii) lacks discretionary voting power to vote those shares with respect to that particular proposal.

A broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters.

Proposal 1 is a “non-routine” matter and may NOT be voted on by your broker, bank and/or other holder of record absent specific voting instructions from you. If you do not provide your bank, broker and/or other holder of record with voting instructions, your shares will be represented by “broker non-votes.”

Proposal 2 is a “routine” matter. Generally, brokers, banks and/or other holders of record that do not receive voting instructions from you may vote on Proposal 2 in their discretion.

Broker non-votes are counted for purposes of determining whether a quorum exists for the transaction of business at the Annual Meeting. Nevada law provides that if broker non-votes occur in connection with the vote on a matter, the shares for which the broker non-votes occur are not deemed present and entitled to vote on such matter. Accordingly, broker non-votes, if any, will have no effect on any of the Proposals since all of the Proposals require the affirmative vote of a plurality or majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting.

Q:	What does it mean if I receive more than one Notice or proxy card from the Company?

A:	You may receive more than one set of proxy materials, including multiple Notices or proxy cards, if you hold shares that are registered in more than one account. Please vote the Notice or proxy card for every account you own. The latest dated vote you submit will be counted.

Stratum Holdings Corp.	3	2026 Proxy Statement

Q:	Why are you holding a virtual meeting instead of a physical meeting?

A:	We believe a virtual meeting format helps to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world.

Q:	I only received a copy of the Notice in the mail. How may I obtain a full set of the proxy materials?

A:	In accordance with the “notice and access” rules of the Securities and Exchange Commission (the “SEC”), we may furnish proxy materials, including this proxy statement and the Annual Report, to our stockholders of record and beneficial owners of shares by providing access to such documents on the Internet instead of mailing printed copies. Stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which was mailed to our stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. If you would like to receive a paper or electronic copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

Q:	I share an address with another stockholder, and we received only one printed copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials and the Annual Report, to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials and the Annual Report, to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, the proxy materials and the Annual Report, stockholders may contact our Corporate Secretary at the following address and telephone number:

Stratum Holdings Corp.

420 Celebration Boulevard, 2nd Floor

Celebration, Florida 34747

(321) 250-1799

Stockholders who hold shares in street name (as described above) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Q:	Who pays the cost of proxy solicitation?

A:	The costs and expenses of soliciting the proxy accompanying this proxy statement from stockholders will be borne by us. Our employees, officers, directors and director nominees may solicit proxies in person, by telephone or by electronic communication. None of these individuals will receive any additional or special compensation for doing this, but they may be reimbursed for reasonable out-of-pocket expenses. We may engage the services of proxy solicitors to assist us in the distribution of proxy materials and the solicitation of votes, for which we will pay customary fees plus reasonable out-of-pocket expenses. In addition, we may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the beneficial owners of our shares.

Q:	Who will tabulate the votes?

A:	Our officers are authorized to designate an inspector of elections for the Annual Meeting. All votes will be tabulated as required by Nevada law, the state of our incorporation, by an appropriate inspector of election appointed for the Annual Meeting.

Q:	How can I find out the results of the voting at the Annual Meeting?

A:	The voting results will be announced by the filing of a Current Report on Form 8-K with the SEC within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the date that the final results are available.

Stratum Holdings Corp.	4	2026 Proxy Statement

PROPOSAL 1 – ELECTION OF DIRECTORS

Overview

Our board of directors is currently comprised of five (5) individuals. The individuals below have been nominated to serve as directors and have each agreed to stand for re-election. Proxies cannot be voted for a greater number of persons than the number of nominees named. Each director elected will hold office from the date of their election by stockholders until the subsequent annual meeting of stockholders or until such person shall resign, be removed or otherwise leave office.

Shares represented by executed proxies will be voted, unless withheld, for the election of the five (5) nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the board of directors may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

Director Nominees

The following table sets forth our directors, all of whom are currently standing for re-election, and their respective ages as of the Record Date:

Name	Age	Position
Nicholas Adler	51	Chairman of the Board, Chief Executive Officer and Interim Chief Financial Officer
Joseph La Rosa	48	Director and Director of Real Estate Operations
Lourdes Felix	58	Director
Ned L. Siegel	75	Director
Marc Urbach	53	Director

Set forth below is biographical information for each nominee. The following includes certain information regarding our directors’ individual experience, qualifications, attributes and skills that led our board of directors to conclude that they should serve as directors.

Nicholas Adler. Mr. Adler was appointed as our Chief Executive Officer and Interim Chief Financial Officer on October 1, 2026 and has served as Chairman of the Board since December 2025. Mr. Adler is a licensed attorney in Nashville, Tennessee specializing in defense litigation, corporate bankruptcy, securities regulation, and real estate matters, most recently as a partner at Brock & Scott PLLC until May 2022. Mr. Adler is also active in real estate development and asset management in Nashville as a principal of Q&A Developments, LLC, which specializes in multi-family and mixed-use projects, since January 2013. Since September 2020, Mr. Adler has served as Chairman of the Board of Directors of Freight Technologies, Inc., a publicly traded technology company offering a portfolio of proprietary platform solutions across the supply chain process. Since November 2025, Mr. Adler has also served as a director of Aero Velocity Inc., a specialized drone technology company. Mr. Adler earned his B.A. in political science from Vanderbilt University and his J.D. from The Washington and Lee University School of Law. The board believes that Mr. Adler is well qualified to serve on our board of directors due to his professional background, legal and investment expertise and public company board member experience.

Joseph La Rosa. Mr. La Rosa has served as a member of our board of directors since August 2021. He is the Company’s founder and served as our President, Chief Executive Officer and the Chairman of the Board from August 2021 until October 1, 2026, at which time he was appointed as Director of Real Estate Operations. A former police officer in Orlando, Florida, Mr. La Rosa entered his family’s commercial and residential real estate development business in 2001. From 2008 to 2010, as President of the Casa Latino group of companies, he co-developed the first Latino real estate franchise throughout the United States, which in 2010 was ranked by the National Association of Realtors as one of the Fastest Growing Real Estate Franchises in the U.S. In 2004, Mr. La Rosa founded La Rosa Realty, LLC and is responsible for its past and current growth into a customer-oriented agent-centric model of real estate brokerage powered by AI based technology tools. In addition to being home to over 2,000 real estate professionals and being one of the top three brokerages in the State of Florida and in the top 20 brokerages in the National Association of Realtors, La Rosa Realty, LLC has continued its growth and expansion into supporting auxiliary services such as La Rosa Property Management LLC, La Rosa CRE LLC (commercial), La Rosa Coaching, LLC and La Rosa Franchising, LLC. From October 2023, Mr. La Rosa serves as a Chief Executive Officer of Nona Legacy Powered By La Rosa Realty, Inc., a majority owned subsidiary of the Company. From December 2023 to date, Mr. La Rosa serves as the Manager of La Rosa Realty CW Properties, LLC, La Rosa Realty North Florida LLC, La Rosa Realty Orlando, LLC, and La Rosa Realty Premier, LLC, majority owned subsidiaries of the Company. From April 2024 to date, Mr. La Rosa serves as the Manager of La Rosa Realty Lakeland LLC, a majority owned subsidiary of the Company. From August 2024, Mr. La Rosa also serves as the Manager of two wholly-owned subsidiaries of the Company: BF Prime LLC and Nona Title Agency LLC. Mr. La Rosa graduated from Florida International University with a Bachelor of Science degree in criminal justice. The board believes that Mr. La Rosa’s entrepreneurial, real estate, investment and leadership experience makes him well qualified to serve on our board of directors.

Stratum Holdings Corp.	5	2026 Proxy Statement

Lourdes Felix. Ms. Felix has served as a member of our board of directors since April 2024. Ms. Felix is a seasoned public-company executive, board director, and audit committee chair with 30+ years of experience across corporate finance, capital markets, public accounting, and regulated life sciences. Serves as a financial expert for NASDAQ-listed companies, with deep expertise in SEC reporting, SOX compliance, internal controls (ICFR), and enterprise risk management. She currently serves as Chief Executive Officer and Chief Financial Officer of BioCorRx Inc., a publicly traded company focused on addiction treatment solutions and related disorders, where she provides leadership in corporate governance, financial strategy, capital formation, and regulatory compliance within FDA-regulated environments. She has been with BioCorRx Inc. since October 2012 and has led over $50M in dilutive and non-dilutive capital raises and overseen complex transactions, including M&A and licensing. Prior to joining BioCorRx Inc., her experience was in the private sector and public accounting. Ms. Felix serves on the board of directors and as audit committee chair for three Nasdaq-listed companies: Change Agents Corporation, NOMAD Power Solutions, Inc. and Powell Max Limited, with extensive experience overseeing financial reporting, auditor independence, internal controls, executive compensation, and enterprise risk governance. Ms. Felix holds a Bachelor of Science in Accounting from the University of Phoenix. She is also an MBA candidate at D’Amore-McKim School of Business, Northeastern University. The board believes that Ms. Felix is qualified to serve as a director because of her extensive investment and executive-level management experience, financial expertise, and extensive experience serving as a board member of public companies.

Ned L. Siegel. Ambassador Siegel has served as a member of our board of directors since February 2022. Ambassador Siegel is the President of The Siegel Group, a multi-disciplined international business management advisory firm he founded in 1997 in Boca Raton, Florida, specializing in real estate, energy, utilities, infrastructure, financial services, oil and gas and cyber and secure technology. Ambassador Siegel has also served as Of Counsel to the law firm of Wildes & Weinberg, P.C. since 2013. From October 2007 until January 2009, he served as the United States Ambassador to the Commonwealth of The Bahamas. Prior to his Ambassadorship, in 2006, he served with Ambassador John R. Bolton at the United Nations in New York, as the Senior Advisor to the U.S. Mission and as the United States Representative to the 61st Session of the United Nations General Assembly. From 2003 to 2007, Ambassador Siegel served on the board of directors of the Overseas Private Investment Corporation, which was established to help U.S. businesses invest overseas, fostering economic development in new and emerging markets, complementing the private sector in managing the risk associated with foreign direct investment and supporting U.S. foreign policy. Appointed by Governor Jeb Bush, Ambassador Siegel served as a member of the board of directors of Enterprise Florida, Inc., the state of Florida’s primary organization promoting statewide economic development through its public-private partnership, from 1999-2004. Since August 2021, Ambassador Siegel has served on the board of directors of Worksport Ltd., a public company. He also presently serves in an advisory capacity to VisionWave Holdings, Inc. and the U.S. Medical Glove Company. Ambassador Siegel received a B.A. from the University of Connecticut in 1973 and a J.D. from the Dickinson School of Law in 1976. In December 2014, he received an honorary degree of Doctor of Business Administration from the University of South Carolina. The board believes that Ambassador Siegel’s vast professional experience, education, and professional credentials qualify him to serve as a member of our board of directors.

Marc Urbach. Mr. Urbach has served as a member of our board of directors since September 24, 2026. Mr. Urbach is the owner of Doorstep Delivery Logistics LLC and has served as its Chief Executive Officer since August 2020. Since January 2017, Mr. Urbach has served as a finance lead at Chardan Capital Markets, an investment bank. Prior to August 2020, Mr. Urbach served as the President/CFO and a board member of Ideanomics, Inc. (formerly known as YOU On Demand Holdings, Inc.). Mr. Urbach also serves as a director and audit committee chair of Freight Technologies, Inc. (since February 2022), as a director and audit committee chair of Aero Velocity Inc. (since January 2025), and as Managing Director of Footprint Logistics (since September 2023). Mr. Urbach has worked in accounting and finance in various capacities for over 30 years. He earned a B.S. in Accounting from Babson College. The board believes that Mr. Urbach’s accounting and public company board experience qualify him to serve as a member of our board of directors.

Our directors currently have terms which will end at our next annual meeting of stockholders or until their successors are elected and qualify, subject to their prior death, resignation or removal. There are no agreements or understandings for any of our directors to resign at the request of another person and no director is acting on behalf of, nor will any of them act at, the direction of any other person. There are no family relationships among any of our directors.

Vote Required

Directors are elected by the affirmative vote of a plurality of the votes present or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. The five (5) nominees receiving the most “FOR” votes among votes properly cast in person or by proxy will be elected to the board as directors. you may vote “FOR ALL” nominees, “WITHHOLD ALL” nominees or “FOR ALL EXCEPT” those nominees noted by you on the appropriate portion of your proxy or voting instruction card.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NAMED NOMINEE

Stratum Holdings Corp.	6	2026 Proxy Statement

PROPOSAL 2 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The audit committee of our board of directors has engaged Rosenberg Rich Baker Berman, P.A. (“RRBB”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026 and is seeking ratification of such selection by our stockholders at the Annual Meeting. RRBB was appointed as our independent registered public accounting firm on September 16, 2026. Representatives of RRBB are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our governing documents nor Nevada law require stockholder ratification of the selection of RRBB as our independent registered public accounting firm. However, the audit committee is submitting the selection of RRBB to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain RRBB. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

Changes in Accountants

Dismissal of CBIZ and Engagement of RRBB

On September 16, 2026, the audit committee dismissed CBIZ CPAs P.C. (“CBIZ”) as the Company’s independent registered public accounting firm and appointed RRBB as the Company’s independent registered public accounting firm, in each case effective as of September 16, 2026.

CBIZ’s audit report on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2025 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph in such report regarding substantial doubt about the Company’s ability to continue as a going concern.

From April 29, 2025 through the date of CBIZ’s dismissal, there were no (i) “disagreements” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) with CBIZ on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CBIZ, would have caused it to make reference to the subject matter of the disagreements in its report on the consolidated financial statements of the Company, or (ii) “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), except for the following material weaknesses in the Company’s internal control over financial reporting: (1) the material weaknesses in the Company’s internal control over financial reporting as reported in Part I, Item 4 of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025, as filed with the SEC on May 28, 2025, related to lack of segregation of duties, control environment and size and nature of cybersecurity staffing; and (2) the material weaknesses in the Company’s internal control over financial reporting as initially reported in Part II, Item 9A of the Annual Report related to deficiencies in its overall control environment, including limited accounting resources, inadequate segregation of duties, and the absence of formalized policies and procedures. In addition, the Company did not maintain effective controls over (a) significant accounting estimates and judgments, including the goodwill impairment assessment and the income tax provision prepared by external consultants, (b) recognition, including the determination of gross versus net presentation under ASC 606, which resulted in errors in previously issued financial statements and the restatement of the Company’s consolidated financial statements, (c) the preparation, review, and approval of its periodic SEC filings to ensure the completeness, accuracy, and consistency of financial disclosures, and (d) controls and processes related to cybersecurity risk management.

During the fiscal years ended December 31, 2025 and 2024, and in the subsequent interim period through September 16, 2026, neither the Company nor anyone on its behalf consulted RRBB regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that RRBB concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or “reportable event” (within the meaning of Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K, respectively).

Resignation of Marcum and Engagement of CBIZ

On April 29, 2025, we were informed by Marcum LLP (“Marcum”) that it would resign as the Company’s independent registered public accounting firm effective immediately. On April 29, 2025, the audit committee appointed CBIZ as the Company’s independent registered public accounting firm, effective immediately.

Marcum’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph in such reports regarding substantial doubt about the Company’s ability to continue as a going concern.

Stratum Holdings Corp.	7	2026 Proxy Statement

During the fiscal years ended December 31, 2024 and 2023, and in the subsequent interim period through April 29, 2025, (i) the Company did not have any disagreements (within the meaning of Item 304(a) of Regulation S-K) with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Marcum, would have caused it to make reference thereto in its reports on the Company’s financial statements for such years and (ii) there were no reportable events as such term is defined in Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses in the Company’s internal control over financial reporting as a result of lack of segregation of duties, control environment and size and nature of cybersecurity staffing, described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on April 15, 2025.

During the two most recent fiscal years and in the subsequent interim period through April 29, 2025, neither the Company nor anyone on its behalf consulted with CBIZ regarding either: (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that CBIZ concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1) (iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

Principal Accountant Fees and Services

The following is a summary of the fees billed to us by CBIZ and Marcum for professional services rendered to the Company in the years ended December 31, 2025 and 2024:

	Years Ended December 31,
	2025	2024
Audit Fees	$776,139	$469,456
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
TOTAL	$776,139	$469,456

“Audit Fees” consisted of fees billed for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements included in our Form 10-K and 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” consisted of fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit or review of our financial statements and are not reported under the paragraph captioned “Audit Fees” above.

“Tax Fees” consisted of fees billed for professional services rendered by the principal accountant for tax returns preparation.

“All Other Fees” consisted of fees billed for products and services provided by the principal accountant, other than the services reported above.

Audit Committee Pre-Approval Policies

Our audit committee charter provides that the audit committee must pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval would generally be requested annually, with any pre-approval detailed as to the particular service, which must be classified in one of the four categories of services listed above. The audit committee may also, on a case-by-case basis, pre-approve particular services that are not contained in the annual pre-approval request. In connection with this pre-approval policy, the audit committee also considers whether the categories of pre-approved services are consistent with the rules on accountant independence of the SEC and the Public Company Accounting Oversight Board (the “PCAOB”). The audit committee has pre-approved all services performed since our policy on pre-approval of audit and non-audit services was adopted.

Vote Required

In order for Proposal 2 to be approved, holders of a majority of the shares of common stock present or represented by proxy at the Annual Meeting and entitled to vote must vote “FOR” Proposal 2. You may vote “FOR”, “AGAINST” or “ABSTAIN” on Proposal 2.

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL 2

Stratum Holdings Corp.	8	2026 Proxy Statement

CORPORATE GOVERNANCE

Independence of the Board

Our board of directors has determined that Ms. Lourdes, Mr. Siegel and Mr. Urbach qualify as “independent” directors in accordance with the rules and regulations of the Nasdaq Stock Market LLC (“Nasdaq”). Under such rules, Mr. Adler is not independent due to his recent appointment as our Chief Executive Officer and Interim Chief Financial Officer and Mr. Joseph La Rosa is not independent due to his recent positions as our Chief Executive Officer and Interim Chief Financial Officer.

In making its independence determinations, the board considered, among other things, relevant transactions between the Company and entities associated with the independent directors, as described under the heading “Certain Relationships and Related Party Transactions,” and determined that none have any relationship with the Company or other relationships that would impair the directors’ independence.

Further, the board of directors has determined that each member of each of the committees of the board is currently independent in accordance with the rules and regulations of Nasdaq and Rule 10a-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Leadership Structure

Currently, our Chief Executive Officer is also our Chairman. Our board of directors believes that, at this time, having a combined Chief Executive Officer and Chairman is the appropriate leadership structure for the Company. In making this determination, the board considered, among other matters, Mr. Adler’s experience and tenure, and believed that Mr. Adler is highly qualified to act as both Chairman and Chief Executive Officer due to his experience, knowledge, and personality. Among the benefits of a combined Chief Executive Officer/Chairman considered by the board is that such structure promotes clearer leadership and direction for the Company and allows for a single, focused chain of command to execute our strategic initiatives and business plans.

Role of Board in Risk Oversight

The board of directors oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that our business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the board’s oversight of the various risks facing the Company. In this regard, our board seeks to understand and oversee critical business risks. Our board does not view risk in isolation. Risks are considered in virtually every business decision and as part of our business strategy. Our board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve its objectives.

While the board oversees risk management, company management is charged with managing risk. Management communicates routinely with the board and individual directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

Stratum Holdings Corp.	9	2026 Proxy Statement

Our board administers its risk oversight function as a whole by making risk oversight a matter of collective consideration; however, much of the work is delegated to committees, which meet regularly and report back to the full board. We have established a standing audit committee, compensation committee and nominating and corporate governance committee of our board of directors. The audit committee oversees risks related to our financial statements, the financial reporting process, and accounting and legal matters. The compensation committee evaluates the risks and rewards associated with our compensation philosophy and programs. The nominating and corporate governance committee evaluates risks associated with management decisions and strategic direction.

Board Meetings and Committees

Our board of directors meets on a regular basis during the year. During our fiscal year ended December 31, 2025, our board of directors met six times. Each of the incumbent directors attended 75% or more of the aggregate number of meetings of the board and all committees of the board on which he or she served held during the period for which he or she was a director in fiscal 2025. We have encouraged all of our directors and nominees for director to attend our Annual Meeting; however, attendance is not mandatory.

Our board of directors has established three standing committees—audit, compensation and nominating and corporate governance—each of which operates under a charter that has been approved by our board and that satisfies the applicable standards of the SEC and Nasdaq. The table below provides the committee composition following election of directors at the Annual Meeting.

Directors	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Nicholas Adler
Joseph La Rosa
Lourdes Felix*
Ned L. Siegel*
Marc Urbach*

Member

Committee Chair

*	Independent Director

The functions performed by these committees are set forth in more detail in their charters, which may be found on our website, www.stratumholdingscorp.com, under the link for “Governance,” and are summarized below.

Stratum Holdings Corp.	10	2026 Proxy Statement

Audit Committee

The audit committee acts on behalf of our board in fulfilling our board’s oversight responsibilities with respect to our accounting and financial reporting processes, the systems of internal control over financial reporting and audits of financial statements and reports and also assists our board of directors in its oversight of the quality and integrity of our financial statements and reports and the qualifications, independence and performance of our independent registered public accounting firm. For this purpose, the audit committee performs several functions. The audit committee’s responsibilities include, among others, the following:

•	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our annual disclosure report;

•	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•	discussing with management major risk assessment and risk management policies;

•	monitoring the independence of the independent auditor;

•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•	reviewing and approving all related-party transactions;

•	inquiring and discussing with management our compliance with applicable laws and regulations;

•	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

●	appointing or replacing the independent auditor;

●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

●	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Stratum Holdings Corp.	11	2026 Proxy Statement

Our board of directors has determined that each member of the audit committee is an independent director under Nasdaq’s rules and under Rule 10A-3 under the Exchange Act. All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our board of directors has determined that Ms. Felix is an “audit committee financial expert” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable Nasdaq rules and regulations. The audit committee met four times in fiscal year 2025.

Compensation Committee

The compensation committee acts on behalf of our board of directors to fulfill our board’s responsibilities in overseeing our compensation policies, plans and programs; and in reviewing and determining the compensation to be paid to our executive officers and non-employee directors. The compensation committee’s responsibilities include, among others:

●	reviewing, modifying and approving and making recommendations to our board of directors regarding our overall compensation strategy and policies, and reviewing, modifying and approving corporate performance goals and objectives relevant to the compensation of our executive officers and other senior management;

●	determining and approving (or, if it deems appropriate, recommending to our board of directors for determination and approval) the compensation and terms of employment of our Chief Executive Officer, including seeking to achieve an appropriate level of risk and reward in determining the long-term incentive component of the Chief Executive Officer’s compensation;

●	determining and approving (or, if it deems appropriate, recommending to our board of directors for determination and approval) the compensation and terms of employment of our executive officers and other members of senior management;

●	reviewing and approving (or, if it deems appropriate, making recommendations to our board of directors regarding) the terms of employment agreements, severance agreements, change-of-control protections and other compensatory arrangements for our executive officers and other senior management;

●	conducting periodic reviews of the base compensation levels of all of our employees generally;

●	reviewing and approving the type and amount of compensation to be paid or awarded to non-employee directors;

●	reviewing and approving the adoption, amendment and termination of our stock option plans, stock appreciation rights plans, pension and profit sharing plans, incentive plans, stock bonus plans, stock purchase plans, bonus plans, deferred compensation plans, 401(k) plans, supplemental retirement plans and similar programs, if any; and administering all such plans, establishing guidelines, interpreting plan documents, selecting participants, approving grants and awards and exercising such other power and authority as may be permitted or required under such plans; and

●	reviewing our incentive compensation arrangements to determine whether such arrangements encourage excessive risk-taking, reviewing and discussing at least annually the relationship between our risk management policies and practices and compensation and evaluating compensation policies and practices that could mitigate any such risk.

Our board of directors has determined that each member of the compensation committee is independent under the applicable rules and regulations of Nasdaq and is a “non-employee director” as defined under Rule 16b-3 of the Exchange Act. The compensation committee did not meet in fiscal year 2025.

Stratum Holdings Corp.	12	2026 Proxy Statement

Nominating and Corporate Governance Committee

The nominating and corporate governance committee acts on behalf of our board of directors to fulfill our board’s responsibilities in overseeing all aspects of our nominating and corporate governance functions. The responsibilities of the nominating and corporate governance committee include, among others:

●	making recommendations to our board of directors regarding corporate governance issues;

●	identifying, reviewing and evaluating candidates to serve as directors (consistent with criteria approved by our board of directors);

●	determining the minimum qualifications for service on our board of directors;

●	reviewing and evaluating incumbent directors;

●	instituting and overseeing director orientation and director continuing education programs;

●	serving as a focal point for communication between candidates, non-committee directors and our management;

●	recommending to our board of directors for selection candidates to serve as nominees for director for the annual meeting of stockholders;

●	making other recommendations to our board of directors regarding matters relating to the directors;

●	reviewing succession plans for our Chief Executive Officer and our other executive officers;

●	reviewing and overseeing matters of corporate responsibility and sustainability, including potential long- and short-term trends and impacts to our business of environmental, social, and governance issues, and our public reporting on these topics; and

●	considering any recommendations for nominees and proposals submitted by stockholders.

Our board of directors has determined that each member of the nominating and corporate governance committee is an independent director under the applicable rules and regulations of Nasdaq. The nominating and corporate governance committee did not meet in fiscal year 2025.

Director Nomination Process

In making nominations, the nominating and corporate governance committee intends to submit candidates who have high personal and professional integrity, who have demonstrated exceptional ability and judgment and who are effective, in conjunction with the other nominees to the board, in collectively serving the long-term interests of the stockholders. In evaluating nominees, the nominating and corporate governance committee intends to take into consideration attributes such as leadership, independence, interpersonal skills, financial acumen, business experiences and industry knowledge.

We seek to have directors who, in addition to relevant commercial and business expertise, meet the highest standards of character and personal integrity, judgment and critical thinking, who have an inquiring mind, vision, a willingness to ask hard questions and the ability to work well with others, who are free of any conflict of interest that would interfere with proper performance of their responsibilities, who are willing and able to devote sufficient time to the affairs of the Company, and have the capacity and desire to represent the best interests of our stockholders as a whole. In recommending appointments to the board, the nominating and corporate governance committee is mindful of the overall balance of the skills, knowledge and experience of board members against the current and future requirements of the Company and of the benefits of diversity. We recognize the importance of diversity at all levels of the Company as well as on the board and considers overall board balance and diversity when appointing new directors.

Stratum Holdings Corp.	13	2026 Proxy Statement

The nominating and corporate governance committee seeks members from diverse professional backgrounds who combine a solid professional reputation and knowledge of our business and industry with a reputation for integrity. Diversity of experience, expertise, and viewpoints is one of many factors the nominating and corporate governance committee considers when recommending director nominees to our board. Further, the nominating and corporate governance committee is committed to actively seeking highly qualified women and individuals from minority groups and the LGBTQ+ community to include in the pool from which new candidates are selected. The nominating and corporate governance committee also seeks members that have experience in positions with a high degree of responsibility or are, or have been, leaders in the companies or institutions with which they are, or were, affiliated, but may seek other members with different backgrounds, based upon the contributions they can make to our Company.

We employ multiple strategies in identifying director nominees, including the obtaining of recommendations from security holders, from current directors, and from our corporate advisors. We also intend to utilize professional recruitment firms, as may be required, in seeking qualified director nominees. The qualifications of director nominees are evaluated by the nominating and corporate governance committee to determine if the director nominees have the requisite expertise to maintain a proper balance of skills required by the board. The nominating and corporate governance committee does not have a formal policy with respect to the consideration of director candidates recommended by stockholders, however, there are no differences in the evaluation of director nominees recommended by security holders. Director nominees are interviewed in depth by the nominating and corporate governance committee and the board to further qualify the director nominees and evaluate the personal integrity and character of the candidate.

A stockholder may nominate one or more persons for election as a director at an annual meeting of stockholders if the stockholder complies with the notice and information provisions contained in our bylaws. Such notice must be in writing to the Company not less than 90 days and not more than 120 days prior to the anniversary date of the preceding year’s annual meeting of stockholders or as otherwise required by requirements of the Exchange Act. In addition, stockholders furnishing such notice must be a holder of record on both (i) the date of delivering such notice and (ii) the record date for the determination of stockholders entitled to vote at such meeting.

Stockholder Communications with the Board

Stockholders and other interested parties may communicate with the board of directors, or any individual member of the board of directors, at the following address:

Stratum Holdings Corp.

420 Celebration Boulevard, 2nd Floor

Celebration, Florida 34747

Tel: (321) 250-1799
Email: info@stratumholdingscorp.com

Communications must state the number of shares owned by the person making the communication, if any. We will review and forward such communication to all of the members of the board of directors or to the individual director(s) to whom the communication is addressed unless the communication is unduly frivolous, hostile, threatening or similarly inappropriate, in which case, we may disregard the communication in our discretion.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

Stratum Holdings Corp.	14	2026 Proxy Statement

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Code of Ethics

We have adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our website, www.stratumholdingscorp.com, under the link for “Governance.” In addition, we will post on our website all disclosures that are required by law or the listing standards of Nasdaq concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.

Insider Trading Policy

We have adopted an Insider Trading Policy that governs the purchase, sale, and/or other dispositions of our securities by our directors, officers, and employees, to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards applicable to us. The Insider Trading Policy, among other things, prohibits our directors, officers, and employees from holding our securities in a margin account or pledging our securities as collateral for a loan. In addition, it prohibits employees, officers, and directors from engaging in put or call options, short selling, or similar hedging activities involving our stock. A copy of the Insider Trading Policy may be found on our website, www.stratumholdingscorp.com, under the link for “Governance.”

Clawback Policy

We have adopted a Clawback Policy in order to comply with Section 10D of the Exchange Act, Rule 10D-1 of the Exchange Act (“Rule 10D-1”), and the listing rules adopted by Nasdaq. The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from current and former executive officers as defined in Rule 10D-1 (“Covered Officers”) in the event that the Company is required to prepare an accounting restatement. The recovery of such compensation applies regardless of whether a Covered Officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Clawback Policy, the Company may recoup from the Covered Officers erroneously awarded incentive-based compensation received within a lookback period of the three completed fiscal years preceding the date on which the Company is required to prepare an accounting restatement.

Stratum Holdings Corp.	15	2026 Proxy Statement

Since the adoption of the Clawback Policy, we have had a restatement to our financial statements. However, this did not result in any difference in performance measures or any erroneously awarded compensation pursuant to our policy and there was no balance of erroneously awarded compensation to be recovered as of December 31, 2025.

Audit Committee Report

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Exchange Act.

The primary purpose of the audit committee is to oversee our financial reporting processes on behalf of our board of directors. The audit committee’s functions are more fully described in its charter, which is available on our website, www.stratumholdingscorp.com, under the link for “Governance.” Management has the primary responsibility for our financial statements and reporting processes, including our systems of internal controls. CBIZ, our independent registered public accounting firm for the year ended December 31, 2025, was responsible for expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States.

The audit committee is also responsible for appointment, compensation, retention and oversight of the work of the independent auditor, including pre-approving any audit and non-audit service provided to the Company by the independent auditor, periodically reviewing and evaluating the performance of the lead audit partner, as well as reviewing and considering the selection of the lead audit partner. The audit committee also periodically considers whether there should be a rotation of our independent registered public accounting firm. In addition to the independent auditor’s independence from the Company and management, the audit committee also considers several other factors in deciding whether to re-engage the independent auditor, including: the quality of its staff, work and quality control; its policies related to independence; its global reach; and its capability and expertise to perform an audit of our financial statements, given the breadth and complexity of our business.

In fulfilling its oversight responsibilities, the audit committee reviewed with management and CBIZ the audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

The audit committee also discussed with CBIZ the matters that are required to be discussed by the PCAOB, as adopted in Auditing Standard No. 1301, Communications with Audit Committees. CBIZ has also provided the audit committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and the audit committee has discussed with CBIZ that firm’s independence. The audit committee has concluded that CBIZ’s provision of audit and non-audit services to the Company and its affiliates is compatible with CBIZ’s independence. Finally, the audit committee discussed with CBIZ, with and without management present, the scope and results of CBIZ’s audit of such financial statements.

Based on these reviews and discussions, the audit committee has recommended to our board of directors that such audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC. The audit committee also has engaged RRBB as our independent registered public accounting firm for the fiscal year ending December 31, 2026 and is seeking ratification of such selection by the stockholders.

Members of the audit committee at the time of the filing of the Annual Report who approved this report:

Lourdes Felix (Chair)

Ned L. Siegel

Stratum Holdings Corp.	16	2026 Proxy Statement

EXECUTIVE OFFICERS

The following table sets forth our executive officers and their respective ages and positions with us as of the Record Date.

Name	Age	Position
Nicholas Adler	51	Chairman of the Board, Chief Executive Officer and Interim Chief Financial Officer
Joseph La Rosa	48	Director and Director of Real Estate Operations
Deana La Rosa	56	Chief Operating Officer
Alex Santos	44	Chief Technology Officer

Messrs. Adler and La Rosa also serve on our board of directors and their biographical information can be found above under the heading “Proposal 1 - Election of Directors.” The biographical information for our other executive officers is set forth below.

Deana La Rosa. Mrs. La Rosa has served as our Chief Operating Officer since February 2024. Mrs. La Rosa brings over 30 years of expertise in finance and real estate to the Company. Mrs. La Rosa joined the Company as a Director of Operations in September 2023. Prior to that, she served as the Chief Executive Officer of Lighthouse Mortgage Solutions from June 2022 through August 2023 and held key positions in management at Union Home Mortgage Corp. from January 2019 through June 2022 and The Federal Savings Bank from July 2015 through January 2019 as an SVP, where Mrs. La Rosa consistently led her teams to top producer status. With almost two decades as a licensed mortgage broker, she has excelled as an owner, sales manager, and operations manager. Notably, Mrs. La Rosa played a pivotal role in coaching loan officers and realtors to achieve top-tier performance. Her educational background includes business management and accounting studies at Adelphi University, complemented by a certification in equities and bond market trading from the NY Institute of Finance. Mrs. La Rosa’s extensive experience and commitment to excellence underscore her as a distinguished professional in finance and real estate. Mrs. La Rosa is the spouse of Joseph La Rosa.

Alex Santos. Mr. Santos joined the Company in February 2022, initially serving as the Director of Technology before assuming the role of Chief Technology Officer in August 2022. With over 26 years of experience in leadership and software development, Mr. Santos stands as a driving force of technological innovation, consistently delivering transformative solutions that yield substantial business value. Before joining the Company, Mr. Santos served as the Application Development Manager at COLAMCO, Inc., where he adeptly led a team of software developers to achieve a series of successful projects, from June 2013 to February 2022. From 2000 to 2013, Mr. Santos held pivotal roles in technology, including serving as a Senior Software Developer for AmeriBen/IEC Group, Senior Developer/Manager for Finance Express Mortgage, among other esteemed positions. In his current capacity as Chief Technology Officer, Mr. Santos spearheads the technological initiatives of the Company, leveraging his expertise to drive innovation and growth focused on a high-tech high-touch approach. Mr. Santos’ educational background includes a bachelor’s degree in software engineering from PUC-PR and continuing education from Harvard University.

Our executive officers serve at the discretion of the board of directors. There are no agreements or understandings for any of our executive officers to resign at the request of another person and no officer is acting on behalf of, nor will any of them act at, the direction of any other person. Except as set forth above, there are no family relationships among any of our executive officers.

Stratum Holdings Corp.	17	2026 Proxy Statement

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the fiscal years ended December 31, 2025 and 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
Joseph La Rosa, former Chief Executive	2025	500,000	418,000	2,556,570	128,000	3,602,570
Officer and Interim Chief Financial Officer(2)	2024	500,000	49,800	-	2,370,306	2,920,106
Deana La Rosa, Chief Operating Officer	2025	268,000	41,667	101,256	-	410,923
	2024	250,000	-	-	399,000	649,000
Alex Santos, Chief Technology Officer	2025	192,000	15,000	1,030	-	208,030
	2024	180,000	16,000	6,933	-	202,933

(1)	The dollar amounts reflect the aggregate grant date fair value of all awards granted during the indicated fiscal year computed in accordance with accounting standards.

(2)	Mr. La Rosa served as Chief Executive Officer and Interim Chief Financial Officer until October 1, 2026, at which time he was appointed as Director of Real Estate Operations.

Employment and Related Agreements

Joseph La Rosa

On November 12, 2025, we entered into an amended and restated employment agreement with Mr. La Rosa, which was amended effective as of March 15, 2026, pursuant to which we agreed to pay Mr. La Rosa an annual base salary of $200,000 for his services as Chief Executive Officer.

In connection with Mr. La Rosa’s resignation as Chief Executive Officer and interim Chief Financial Officer, we entered into an amended and restated employment agreement with Mr. La Rosa, effective as of October 1, 2026, for his employment as our Director of Real Estate Operations. The initial term of the amended and restated employment agreement runs through December 31, 2027, with automatic one-year renewals unless either party provides at least 45 days’ notice of non-renewal. Under the amended and restated employment agreement, Mr. La Rosa will receive an annual base salary of $200,000 and may be eligible to receive a bonus with respect to a calendar year in the amount and based on terms approved by the compensation committee in its sole and exclusive discretion and consistent with the uses of cash agreed to by the Company.

Mr. La Rosa is also entitled to receive fringe benefits and perquisites consistent with those provided to similarly situated executives, including a corporate car and cellular telephone, and to participate in all employee benefit plans. Mr. La Rosa shall be entitled to 40 days of annual paid vacation per calendar year and shall be reimbursed for his out-of-pocket business, entertainment, and travel expenses incurred in connection with the performance of his duties in accordance with our expense reimbursement policies and procedures, as approved by the board. Any amounts payable are subject to any policy established by us providing for claw back or recovery of amounts that were paid to Mr. La Rosa. The amended and restated employment agreement also includes customary indemnification, confidentiality and proprietary information provisions.

Mr. La Rosa’s employment may be terminated by us or him at any time and for any or no reason with at least 45 days advance written notice from the terminating party. If Mr. La Rosa’s employment is terminated by us for cause (as defined in the amended and restated employment agreement), Mr. La Rosa will be entitled only to accrued and unpaid base salary through the date of termination. If Mr. La Rosa’s employment is terminated by his failure to renew his amended and restated employment agreement, or by Mr. La Rosa without good reason (as defined in the amended and restated employment agreement), then he will be entitled to receive: (i) a sum equal to 60 days’ of base salary, paid in a lump sum no later than one week after the end of the release execution and recission period (as defined in the amended and restated employment agreement); (ii) any accrued but unpaid base salary and accrued but unused paid time off; (iii) reimbursement for unreimbursed business expenses properly incurred; and (iv) such equity compensation and employee benefits, if any, to which he may be entitled under our equity compensation and employee benefit plans as of the date of termination (items (i) and (iv) are collectively referred to as the “Accrued Amounts”). If Mr. La Rosa’s employment is terminated due to non-renewal of his employment by us or if he terminates his employment for good reason, or if we terminate his employment without cause, he will receive the Accrued Amounts and payment or reimbursement for 100% of the cost of medical, dental, and vision coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 for Mr. La Rosa and his dependents for up to 18 months after the termination of employment.

Stratum Holdings Corp.	18	2026 Proxy Statement

We also entered into a board of directors agreement with Mr. La Rosa, effective as of October 1, 2026, pursuant to which Mr. La Rosa will receive a quarterly base fee of $18,750 for his service on the board, payable in addition to his compensation under the employment agreement. The board of directors agreement also includes customary indemnification, confidentiality and proprietary information provisions.

Deana La Rosa

On January 31, 2024, we entered into an employment agreement with Mrs. Deana La Rosa to act as our Chief Operating Officer, which was amended effective as of March 15, 2026 and September 30, 2026. The employment agreement is for an initial term of one year and shall be automatically extended thereafter, upon the same terms and conditions, for successive periods of one (1) year, unless and until either party provides written notice of its intention not to extend the term of the agreement at least 45 days prior to the applicable renewal date.

Pursuant to the employment agreement, Mrs. La Rosa receives a base salary of $100,000 per year and is eligible, following the end of each calendar year beginning with the 2024 calendar year, to receive an annual performance bonus targeted of up to 50% of the her base salary based upon periodic assessments of her performance as well as the achievement of specific individual and corporate objectives determined by the board or the compensation committee after consultation with Mrs. La Rosa and provided to her in writing no later than the end of the first calendar quarter of the applicable bonus year.  In addition, Mrs. La Rosa may be entitled to receive equity incentive awards inside or outside of any established equity plan in the amounts, within the timeframes and under the terms set by the compensation committee in its sole discretion. Mrs. La Rosa will be reimbursed for her reasonable, documented and approved expenses related to and for promoting our business. Mrs. La Rosa is entitled to five weeks’ vacation per year.

If her employment is terminated under any circumstances other than a termination by us without cause (as defined in the employment agreement) or a termination by her for good reason (as defined in the employment agreement), our obligations under the employment agreement will immediately cease and Mrs. La Rosa will only be entitled to receive: (i) the base salary that has accrued and is unpaid and to which Mrs. La Rosa is entitled as of the effective date of such termination and to the extent consistent with general Company policy; (ii) unreimbursed business expenses for which expenses Mrs. La Rosa has timely submitted appropriate documentation; (iii) any target bonus earned and approved by the board but not yet paid; (iv) any amounts or benefits to which she is then entitled under the terms of the benefit plans then-sponsored by us; and (v) any other payments required by applicable law. If Mrs. La Rosa’s employment is terminated by us without cause or by her with good reason, we shall: (i) continue to pay her base salary for a period of six months and (ii) pay her, in a single lump sum all accrued obligations (as defined in the employment agreement). The employment agreement also includes customary indemnification, confidentiality and proprietary information provisions.

Alex Santos

On January 10, 2022, we entered into an employment agreement with Mr. Alex Santos to serve as our Chief Technology Officer as of February 1, 2022. The term of the agreement shall continue until it is terminated by either us or Mr. Santos upon 60 days prior written notice. In consideration of his services, we agreed to pay Mr. Santos an annual salary of $180,000 and he is also eligible to receive an annual bonus. Mr. Santos’ minimum guaranteed annual bonus is $15,000, payable in quarterly installments. On each anniversary of the effective date of the employment agreement, we agreed to grant Mr. Santos one share of restricted common stock, which shall vest on the one-year anniversary of issuance. Mr. Santos is also entitled to receive other benefits generally available to other employees and he will be reimbursed for his documented and approved expenses related to and for promoting our business. Mr. Santos is entitled to three weeks paid vacation per year.

The employment agreement contains covenants of Mr. Santos concerning: (i) the confidentiality of Company information; (ii) the assignment of his work product to us; (iii) his non-solicitation of our clients or employees during his term of employment and for three years thereafter; and (iv) his non-disparagement of the Company or its directors, officers and employees. If his employment is terminated under any circumstances other than a termination by us without cause (as defined in the employment agreement) or a termination by him for good reason (as defined in the employment agreement), our obligations under the employment agreement will immediately cease and Mr. Santos will only be entitled to receive: (i) the base salary that has accrued and is unpaid and to which Mr. Santos is entitled as of the effective date of such termination and to the extent consistent with general Company policy; (ii) unreimbursed business expenses; (iii) any bonus earned and approved by the board but not yet paid; (iv) any amounts or benefits to which he is then entitled under the terms of the benefit plans then-sponsored by us. If Mr. Santos employment is terminated by us without cause or in the event of change in control of the Company (whether or not Mr. Santos is retained by a successor entity), we agreed to pay Mr. Santos $100,000 in a single lump sum.

Stratum Holdings Corp.	19	2026 Proxy Statement

Retirement Benefits

We have not maintained, and do not currently maintain, a defined benefit pension or other retirement plan, or a nonqualified deferred compensation plan.

Potential Payments Upon Termination or Change in Control

As described under “—Employment and Related Agreements” above, the executive officers name above are entitled to severance under certain circumstances described above.

Outstanding Equity Awards at Fiscal Year End

The following table includes certain information with respect to the value of all unexercised options and unvested shares of restricted stock previously awarded to the executive officers named above at the fiscal year ended December 31, 2025.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares of Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Joseph La Rosa	19	-	-	$100,260	12/07/2033	-	-	-	-
Joseph La Rosa	17	-	-	$72,000	01/02/2034	-	-	-	-
Joseph La Rosa	3	-	-	$83,196	02/01/2034	-	-	-	-
Joseph La Rosa	13	-	-	$83,520	03/15/2034	-	-	-	-
Joseph La Rosa	5	-	-	$49,920	06/18/2034	-	-	-	-
Joseph La Rosa	13	-	-	$32,154	12/04/2034	-	-	-	-
Joseph La Rosa	5	-	-	$40,530	01/02/2035	-	-	-	-
Deana La Rosa	7	-	-	$83,190	02/01/2034	-	-	-	-
Alex Santos	-	-	-	-	-	-	-	1	1,030

Stratum Holdings Corp.	20	2026 Proxy Statement

Director Compensation

The table below sets forth the compensation paid to our independent directors during the fiscal year ended December 31, 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Michael La Rosa(2)	48,000	3,036	-	51,036
Lourdes Felix	63,000	3,036	-	66,036
Siamack Alavi(3)	60,000	3,036	-	63,036
Ned Siegal	60,000	3,036	-	63,036
Nicholas Adler(4)	-	-	7,903	7,903

(1)	This column includes fully vested grants of restricted common stock pursuant to the 2022 Plan (as defined below). The dollar amounts in this column reflect the aggregate grant date fair value of all restricted common stock granted during the indicated fiscal year computed in accordance with accounting standards.

(2)	Mr. La Rosa resigned from the board effective February 5, 2026.

(3)	Mr. Alavi resigned from the board effective December 29, 2025.

(4)	Mr. Adler joined the board as Chairman of the Board effective December 29, 2025 and was appointed as our Chief Executive Officer and Interim Chief Financial Officer on October 1, 2026. The amount shown represents compensation for consulting services paid to Mr. Adler in 2025 prior to Mr. Adler joining the board.

Our directors who are employed by us do not receive any additional compensation for serving on our board. Each non-employee director receives a retainer between $12,000 - $15,000 per quarter in cash compensation. In addition, we pay the audit committee chair a quarterly cash fee of $3,750, and we pay the chairs of the compensation committee and the nominating and corporate governance committee a quarterly cash fee of $3,000 for each quarter they serve in such position.

2022 Equity Incentive Plan

We have adopted the La Rosa Holdings Corp. 2022 Equity Incentive Plan (as amended, the “2022 Plan”), which was approved by our stockholders and effective as of January 10, 2022. The 2022 Plan was amended on multiple occasions with the latest amendment effective August 11, 2025.

The material features of the 2022 Plan are outlined below. This summary is qualified in its entirety by reference to the 2022 Plan and its amendments, which are filed as exhibits to the Annual Report.

Purpose. The 2022 Plan is intended to secure the benefits arising from ownership of our common stock by our employees, officers, directors, and consultants, all of whom are responsible for our future growth. The 2022 Plan is designed to attract and retain qualified personnel, reward employees, officers, directors, and consultants for their services, and motivate such individuals through added incentives to further contribute to our success.

Eligibility. The 2022 Plan provides an opportunity for any employee, officer, director, or consultant, subject to any limitations provided by federal or state securities laws, to receive incentive stock options (to eligible employees only), non-qualified stock options, restricted stock awards, other stock awards, or any combination of the foregoing. In making such determinations, the compensation committee may take into account the nature of the services rendered by such person, his or her present and potential future contribution to the Company’s success, and such other factors as the compensation committee in its discretion shall deem relevant. Incentive stock options granted under the 2022 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Non-qualified (non-statutory stock options) granted under the 2022 Plan are not intended to qualify as incentive stock options under the Code. No awards can be issued to any person in consideration for services rendered where such services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for our securities. No incentive stock option may be granted under the 2022 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of our outstanding stock or any affiliate of the Company unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant.

Stratum Holdings Corp.	21	2026 Proxy Statement

Administration. The Plan is administered by the compensation committee of the board of directors. The compensation committee has the exclusive right to interpret and construe the 2022 Plan, to select the eligible persons who shall receive an award, and to act in all matters pertaining to the grant of an award and the determination and interpretation of the provisions of the related award agreement, including, without limitation, the determination of the number of shares subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, and any amendment thereof consistent with the provisions of the 2022 Plan.

Shares Subject to the 2022 Plan. As of December 31, 2025, the maximum aggregate number of shares of common stock which may be issued pursuant to awards under the 2022 Plan was 625. The number of shares is subject to an automatic annual share reserve increase in an amount equal to the lesser of (a) 500,000 shares, (b) a number of shares equal to ten percent (10%) of the total number of shares of all classes of common stock outstanding on the last day of the immediately preceding fiscal year, or (c) such number of shares determined by the compensation committee no later than the last day of the immediately preceding fiscal year. The number of shares is also subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the common stock. If shares of common stock subject to an option or performance award granted under the 2022 Plan expire or otherwise terminate without being exercised (or exercised in full), such shares will become available again for grants under the 2022 Plan. If shares of restricted stock awarded under the 2022 Plan are forfeited to us or repurchased by us, the number of shares forfeited or repurchased shall not again be available under the 2022 Plan. Similarly, any shares cancelled in cashless exercises are not available for re-issuance under the 2022 Plan. On January 1, 2026, the number of shares available under the 2022 Plan increased to 975 due to the automatic share reserve increase provision of the 2022 Plan.

Pricing of Awards. The compensation committee, in its sole discretion, will determine the exercise price of any options granted under the 2022 Plan which exercise price will be outlined in an agreement evidencing the option, provided, however, that at no time will the exercise price be less than the par value per share of common stock. Also, the exercise price of incentive stock options may not be less than the fair market value of the common stock subject to the option on the date of the grant and, in some cases, may not be less than 110% of such fair market value. The exercise price of non-statutory options may not be less than the fair market value of the common stock on the grant date. The exercise price of options granted under the 2022 Plan must be paid either in cash at the time the option is exercised or, at the discretion of the compensation committee: (i) by delivery of already-owned shares of our common stock, (ii) pursuant to a deferred payment arrangement, (iii) pursuant to a net exercise arrangement, or (iv) pursuant to a cashless exercise as permitted under applicable rules and regulations of the SEC.

Vesting of Awards. Options and other awards granted under the 2022 Plan may be exercisable in cumulative increments, or “vest,” as determined by the compensation committee. The compensation committee has the power to accelerate the time as of which an option may vest or be exercised. Shares of restricted stock acquired under a restricted stock purchase or grant agreement may, but need not, be subject to forfeiture to us or other restrictions that will lapse in accordance with a vesting schedule to be determined by the compensation committee. In the event a recipient’s employment or service terminates, any or all of the shares of common stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to us in accordance with such restricted stock agreement.

Expiration of Awards. The compensation committee will determine the expiration date of options and other awards granted under the 2022 Plan. The maximum term of options and performance shares under the 2022 Plan is ten years, except that the maximum term is five years in certain cases.

Adjustments. Upon the occurrence of: (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the board of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all of our assets; or (iii) in the absence of a prior expression of approval by the board of directors, the acquisition of more than 20% of our voting capital stock by any person within the meaning of Rule 13d-3 under the Exchange Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company); and unless otherwise provided in the award agreement with respect to a particular award, all outstanding stock options will become immediately exercisable in full, subject to any appropriate adjustments, and will remain exercisable for the remaining option period, regardless of any provision in the related award agreement limiting the ability to exercise such stock option or any portion thereof for any length of time. All outstanding performance shares with respect to which the applicable performance period has not been completed will be paid out as soon as practicable, and all outstanding shares of restricted stock with respect to which the restrictions have not lapsed will be deemed vested, and all such restrictions shall be deemed lapsed and the restriction period ended. Additionally, after the merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of our common stock, each participant shall, at no additional cost, be entitled, upon any exercise of such participant’s stock option, to receive, in lieu of the number of shares as to which such stock option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such participant had been a holder of record of a number of shares our common stock equal to the number of shares as to which such stock option shall then be so exercised.

Stratum Holdings Corp.	22	2026 Proxy Statement

Modification of Awards. The compensation committee may reprice any stock option without the approval of stockholders. For this purpose, “reprice” means: (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of a stock option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles, or (C) cancelling a stock option at a time when its exercise price exceeds the fair market value of the underlying common stock, in exchange for another stock option, restricted stock or other equity, unless the cancelation and exchange occur in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by the exchange or market on which our common stock then trades or is quoted. In addition to, and without limiting the above, the compensation committee may permit the voluntary surrender of all or a portion of any stock option granted under the 2022 Plan to be conditioned upon the granting to the participant of a new stock option for the same or a different number of shares of common stock as the stock option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new stock option to such participant. Subject to the provisions of the 2022 Plan, such new stock option will be exercisable at such option price, during such option period and on such other terms and conditions as are specified by the compensation committee at the time the new stock option is granted. Upon surrender, the stock options surrendered will be cancelled, and the shares of common stock previously subject to them will be available for the grant of other stock options.

Termination of Service. The incentive stock options will lapse and cease to be exercisable upon the termination of service of an employee or director as defined in the 2022 Plan, or within such period following termination of service as determined by the compensation committee and set forth in the related award agreement; provided, that such period will not exceed the period of time ending on the date three (3) months following termination of service. Non-incentive stock options are governed by the related award agreements.

Tax Withholding. To the extent provided by the terms of an option or other award, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option, or award by a cash payment upon exercise, or in the discretion of the compensation committee, by authorizing us to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our common stock or by a combination of these means.

Modification; Amendment; Termination. The compensation committee may adopt, establish, amend and rescind such rules, regulations, and procedures as it may deem appropriate for the proper administration of the 2022 Plan, make all other determinations which are, in the compensation committee’s judgment, necessary or desirable for the proper administration of the 2022 Plan, amend the 2022 Plan or a stock award as provided under the 2022 Plan, or terminate or suspend the 2022 Plan as provided therein. The compensation committee may also amend the 2022 Plan at any time and from time to time. However, except for adjustments upon changes in common stock, no amendment will be effective unless approved by our stockholders to the extent that stockholder approval is necessary to preserve incentive stock option treatment for federal income tax purposes. The compensation committee may submit any other amendment to the 2022 Plan for stockholder approval if it concludes that stockholder approval is otherwise advisable. Unless sooner terminated, the 2022 Plan will terminate ten years from the date of its initial adoption by our board of directors, or on January 10, 2032.

Agent Incentive Plan

In March 2022, we adopted, as an adjunct to the 2022 Plan, the La Rosa Holdings 2022 Agent Incentive Plan (as amended, the “Agent Plan”). The Agent Plan was amended on multiple occasions with the latest amendment effective March 28, 2025.

The material features of the Agent Plan are outlined below. This summary is qualified in its entirety by reference to the Agent Plan and its amendments, which are filed as exhibits to the Annual Report.

Purpose and Eligibility. Pursuant to the Agent Plan, we may, in the compensation committee’s absolute discretion, grant shares of common stock or restricted stock units (the “RSUs”) to all agents and brokers in good standing with us as a part of their compensation. All agents and brokers in good standing with us are eligible to participate in the Agent Plan unless they are licensed brokers holding an equity interest in brokerage businesses in which we also hold an equity interest. In addition, employees or independent contractors hired by us as team leaders whose job description specifically includes recruitment functions are precluded from participating in the recruiting portion of the Agent Equity Program (as defined below). Only individuals are eligible to participate. No business entities can participate in the Agent Plan.

Components of the Agent Plan. The Agent Plan has three components:

(1) Agent Equity Program. The agent equity program under the Agent Plan (the “Agent Equity Program”) includes the following three components:

(a) Blue Diamond: Participants in the Agent Equity Program will be eligible to receive an RSU who: (i) close more than 20 sale transactions or make more than $6,000,000 gross sales volume in verified listing or buy-side transactions (the “Milestones,” and each a “Milestone”) with us in a given calendar year, and (ii) remain with us for at least 12 consecutive months thereafter. Such RSUs will be granted to qualifying participants on the last day of the month of the one-year anniversary of the date that we verify that a Milestone has been achieved (the “Blue Diamond Grant Date”). The RSU will be equivalent to $2,000 on the Blue Diamond Grant Date, and the RSU value will be converted into shares of common stock based on the volume weighted average closing price (“VWAP”) of the month of the Blue Diamond Grant Date based on our stock price on Nasdaq, rounded down to a whole share. RSUs will vest in 3 ratable installments in whole shares: 1/3 at the time of the Blue Diamond Grant Date, and 1/3 at each of the next two anniversaries of such grant date. Participants who terminate their relationship with us during the vesting period will forfeit any unvested RSUs. If the participant is required upon the commission plan on which they are enrolled, but does not pay his or her annual or monthly dues pursuant to that certain independent contractor agreement signed by such agent and us within 60 days of the due date, all remaining unvested RSUs will be forfeited.

Stratum Holdings Corp.	23	2026 Proxy Statement

(b) Ultimate Plan Cap: Participants in the Agent Equity Program who enroll or renew under the Ultimate Plan 90-10 commission plan or the Ultimate Plan Business Builder commission plan (the “Profit Share Plans”), both of which have terms of 12 months from the agent start date, will be eligible to receive an RSU (i) once they cap their 10% portion of their commission in accordance with the terms of the Profit Share Plans and (ii) remain with us for at least 12 consecutive months thereafter. Such RSUs will be granted to qualifying participants on the last day of the month of the one-year anniversary of the date we verify that the agent achieved their cap (the “UP Cap Grant Date”). The RSU will be equivalent to $10,000 on the UP Cap Grant Date, and the RSU value will be converted into shares based on the VWAP of the month of the UP Cap Grant Date based on our stock price on Nasdaq, rounded down to a whole share. RSUs will vest in 3 ratable installments in whole shares: 1/3 at the time of the UP Cap Grant Date, and 1/3 at each of the next two anniversaries of such grant date. Participants who terminate their relationship with us during the vesting period will forfeit any unvested RSUs. If the participant is required upon the terms of the Profit Share Plans, but does not pay his or her annual or monthly dues pursuant to the independent contractor agreement signed by such agent and us within 60 days of the due date, all remaining unvested RSUs will be forfeited.

(c) Recruiting: Participants in the Agent Equity Program will be eligible to receive an RSU if they (i) recruit agents who become agents for us and remain agents for at least 12 consecutive months, and (ii) remain with us for at least 12 consecutive months. Such RSU will be granted to a qualifying participant on the last day of the month of the one-year anniversary of the date that we verify that such participant recruited the agent and is still with the Company (the “Recruitment Grant Date”). The RSU will be equivalent to $200 on the Recruitment Grant Date for each agent recruited, and the RSU value will be converted into shares based on the VWAP of the month of the Recruitment Grant Date based on our stock price on Nasdaq, rounded down to a whole share. RSUs will vest in 3 ratable installments in whole shares: 1/3 at the time of the Recruitment Grant Date, and 1/3 at each of the next two anniversaries of such grant date. Such RSUs shall be granted for every agent recruited by a participant that meets the eligibility criteria. Participants who terminate their relationship with us during the vesting period will forfeit any unvested RSUs. If the participant is required upon the terms of the commission plan on which they are enrolled, but does not pay his or her annual or monthly dues pursuant to the independent contractor agreement signed by such agent us within 60 days of the due date, all remaining unvested RSUs will be forfeited. In addition, a participant who (i) recruits ten (10) agents in one calendar year who become agents for us and remain agents for at least 12 consecutive months, and (ii) remains with us for at least 12 consecutive months after the last agent was recruited by this participant, will receive an additional value of $8,000 on the tenth RSU on the same terms. If such participant continues to recruit additional agents in the same year, every multiple of ten (10) agents recruited in one fiscal year will be enhanced with the $8,000 additional value on an RSU.

(2) Discretionary Bonus Program. All participants in the Discretionary Bonus Program (the “Bonus Program”) are to be eligible for a grant of an equity award in the compensation committee’s discretion. The compensation committee or its designee may, from time to time, review the performance of participants who achieve outstanding results in their endeavors for us and may grant an equity award to such participant without payment by such participant. All equity awards granted under the Bonus Program will vest based on the terms of the grant certificate. Participants who terminate their relationship with us during the vesting period will forfeit any unvested equity awards. If the participant is required upon the terms of the commission plan on which the participant is enrolled, but does not pay his or her annual or monthly dues pursuant to the agreement signed by such participant and us within 60 days of the due date, all remaining unvested equity awards will be forfeited.

(3) Contribution of Commission as Payment for Shares. Participants, by submitting a form of election, authorize us to set aside five percent (5%) of their agent net commission (after splits and fees) (“Contribution for Payment”) on transactions which close in their name to purchase shares of common stock commencing with transactions closing 30 days after our receipt of the form of election (“Commission Program”). Such common stock will be sold to the participant at a 20% discount from the prior 30 day VWAP of our common stock on Nasdaq as of the trading day on the Purchase Date (as defined below). Shares of common stock under the Commission Program shall be purchased on the last trading day of the month during which the closing on the sale of any property from which a Contribution for Payment has been authorized (“Purchase Date”). All shares of common stock purchased under the Commission Program will vest immediately in the name of the participant. Any participant may cancel his or her participation in the Commission Program by providing email notification of cancellation to us not less than 30 calendar days prior to the next scheduled Purchase Date.

Restricted Stock Units. Each RSU grant under the Agent Plan will be evidenced by an agreement that will specify the terms and conditions of the grant. Upon vesting, each one RSU shall automatically convert into one share of common stock.

Associated Costs. Participants are responsible for all associated costs related to ownership of RSUs or underlying shares of common stock purchased or granted under the Agent Plan.

Termination. The Agent Plan is subject to termination at the discretion of the compensation committee at any time. Starting on July 14, 2025, the compensation committee suspended issuance of any grants under the Agent Plan until a later date to be determined by the compensation committee.

Stratum Holdings Corp.	24	2026 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions since the beginning of our 2024 fiscal year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation” above). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

We lease our corporate office from an entity controlled by Joseph La Rosa, our former Chief Executive Officer and current Director of Real Estate Operations and controlling stockholder. The rent expense for the years ending December 31, 2025 and 2024 was approximately $148,000 and $143,000, respectively. There is no written agreement, and the rent is determined on a month-to-month basis. There are no future minimum rental payments, and the lease may be cancelled at any time by either party.

On August 21, 2024, we consummated the acquisition of 100% of the membership interests of Nona Title Agency LLC, an affiliate of Mr. La Rosa. In that transaction, Mr. La Rosa sold 49% of the membership interests of Nona Title Agency LLC to us for a cash payment in the amount of approximately $161,000 and issuance of 25,620 shares of common stock.

On July 17, 2025, we entered into an exchange agreement with Mr. La Rosa, pursuant to which a warrant to purchase 308,642 shares of common stock at an exercise price $0.81 per share held by Mr. La Rosa was exchanged for 125 shares of common stock.

On November 12, 2025, we entered into a redemption agreement with Mr. La Rosa, pursuant to which we agreed to redeem a number of shares of Mr. La Rosa’s series X super voting preferred stock such that, immediately after such redemption, he will own shares representing not less than 80% of the total voting power of the Company for a redemption price of $2,000,000 payable upon such redemption, and $500,000 contingently payable upon the satisfaction of certain conditions. These redemptions were conditioned upon stockholder approval and effectiveness of an amendment to the certificate of designation for the series X super voting preferred stock to provide that the shares may be redeemed from time to time. Such amendment became effective as of December 26, 2026, and on January 8, 2026, we redeemed 200 shares of series X super voting preferred stock held by Mr. La Rosa.

On September 30, 2026, we entered into a side agreement with Mr. La Rosa, pursuant to which we agreed not to redeem any of Mr. La Rosa’s shares of series X super voting preferred stock until after the later of (i) the consummation of, or entering into a definitive agreement with respect to the sale, transfer, disposition or other transaction involving the La Rosa Realty Companies (as defined in the side agreement) or substantially all the assets thereof, and (ii) the payment of the remaining $100,000 redemption amount owed to Mr. La Rosa under the redemption agreement. We agreed to make such remaining payment on or before January 31, 2027.

Stratum Holdings Corp.	25	2026 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Stock Ownership

The following table sets forth certain information with respect to the beneficial ownership of our voting stock as of the Record Date for (i) each of our named executive officers and directors; (ii) all of our named executive officers and directors as a group; and (iii) each other stockholder known by us to be the beneficial owner of more than 5% of each class of our outstanding voting stock. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o the Company, 420 Celebration Boulevard, 2nd Floor, Celebration, Florida 34747.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares that such person or any member of such group has the right to acquire within sixty (60) days. For purposes of computing the percentage of outstanding common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within sixty (60) days of the Record Date are deemed to be outstanding for such person, but not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership by any person.

Name and Address of Beneficial Owner	Common Stock	Percent of Common Stock(1)	Series X Super Voting Preferred Stock	Percent of Series X Super Voting Preferred Stock(1)	Percent of Total Voting Power(2)
Nicholas Adler, Chairman, CEO and Interim CFO	-	-	-	-	-
Joseph La Rosa, Director of Real Estate Operations and Director(3)	591	*	1,800	100.00%	95.52%
Deana La Rosa, Chief Operating Officer(3)	591	*	1,800	100.00%	95.52%
Alex Santos, Chief Technology Officer	2	*	-	-	*
Lourdes Felix, Director	1	*	-	-	*
Ned L. Siegel, Director(4)	5	*	-	-	*
Marc Urbach, Director	-	-	-	-	-
All directors and executive officers as a group (7 persons named above)	599	*	-	-	95.52%
ATW Partners Opportunities Management, LLC(5)	84,396	9.99%	-	-	*

*	Less than 1%

(1)	Based on 844,806 shares of common stock and 1,800 shares of series X super voting preferred stock issued and outstanding as of the Record Date.

(2)	Percentage of total voting power represents voting power with respect to all shares of our common stock and series X super voting preferred stock, voting as a single class. The holders of our common stock are entitled to one (1) vote per share and holders of our series X super voting preferred stock are entitled to ten thousand (10,000) votes per share.

(3)	Includes (i) 426 shares of common stock owned by La Rosa Capital, LLC, an entity owned and controlled by Mr. La Rosa and Mrs. La Rosa; (ii) 1 share of common stock owned by Celebration Office Condos, LLC, an entity owned and controlled by Mr. La Rosa; (iii) 80 shares of common stock owned by JLR-JCCLT1 Land Trust, owned and controlled by Mr. La Rosa; (iv) 2 shares of common stock held by Mr. La Rosa’s adult children living in his household, which Mr. La Rosa and Mrs. La Rosa are deemed to beneficially own; (v) fully vested stock options to purchase 75 shares of common stock granted to Mr. La Rosa; and (vi) fully vested stock options to purchase 7 shares of common stock granted to Deana La Rosa. Joseph La Rosa and Deana La Rosa are spouses and are deemed to beneficially own the shares of common stock beneficially owned by each other.

Stratum Holdings Corp.	26	2026 Proxy Statement

(4)	Includes (i) 1 share of common stock and (ii) fully vested stock options to purchase 4 shares of common stock.

(5)	As disclosed in a Schedule 13G/A filed with the SEC on October 7, 2026, the number of shares of common stock reported represents the approximate number of shares which JAK Opportunities XI LLC (“JAK Opportunities”), ATW AI Infrastructure III LLC (“ATW AI”), ATW AI Infrastructure IIIB LLC (“ATW AI IIIB”), and ATW Compute Ventures LLC (“ATW Compute,” and collectively with JAK Opportunities, ATW AI, and ATW AI IIIB, the “Holding Companies”) have the right to acquire within sixty (60) days through the conversion of shares of series B convertible preferred stock, series F convertible preferred stock and/or senior convertible promissory note issued to the Holdings Companies. JAK Opportunities is wholly owned by the private fund ATW Opportunities Master Fund II LP (“ATW Opportunities Fund”) and ATW AI, ATW AI IIIB and ATW Compute are wholly owned by ATW Master Fund V Inc. (“ATW Fund V”), which is wholly owned by the private fund ATW Master Fund V LP (“ATW Master Fund V”). ATW Partners Opportunities Management, LLC (the “Adviser”) serves as the investment manager to ATW Opportunities Fund and ATW Master Fund V and Antonio Ruiz-Gimenez and Kerry Propper are control persons of the Adviser. Accordingly, ATW Opportunities Fund, the Adviser, Antonio Ruiz-Gimenez and Kerry Propper may be deemed to have shared voting and dispositive power with respect to the securities beneficially owned directly by JAK Opportunities and ATW Fund V, ATW Master Fund V, the Adviser, Antonio Ruiz-Gimenez and Kerry Propper may be deemed to have shared voting and dispositive power with respect to the securities beneficially owned directly by ATW AI, ATW AI IIIB and ATW Compute. The business address of each of the foregoing entities and individuals is c/o ATW Partners Opportunities Management LLC, ONE PENN, 1 Pennsylvania Plaza, Suite 4810, New York, New York 10119. The series B convertible preferred stock, series F convertible preferred stock and senior convertible promissory note are subject to a blocker which prevents the Holding Companies from converting their respective preferred stock and convertible note into common stock to the extent that, upon such conversion, the Holding Companies, together with their attribution parties would beneficially own in excess of 9.99% of the common stock issued and outstanding as a result of such conversion. Accordingly, the number of shares reported herein is calculated based on the number of shares of common stock outstanding as disclosed above and does not include all shares of common stock that may eventually be issued to the Holding Companies.

We do not currently have any arrangements which if consummated may result in a change of control of the Company.

Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. We believe, based solely on a review of the copies of such reports furnished to us and representations of these persons, that all reports were timely filed for the year ended December 31, 2025, except for the following reports which were filed late due to administrative oversight:

●	Alex Santos filed a Form 4 for one transaction on February 7, 2025 late in July 2025;

●	Joseph La Rosa, Deana La Rosa, Lourdes Felix, Ned L. Siegel, Siamack Alavi, a former director, and Michael La Rosa, a former director, filed their Form 4s for transactions on August 11, 2025 late in August 2025;

●	Mr. Joseph La Rosa and Mrs. La Rosa filed their joint Form 4 for one transaction on November 6, 2025 late in January 2026.

Stratum Holdings Corp.	27	2026 Proxy Statement

ADDITIONAL INFORMATION

Other Matters

As of the date of this proxy statement, the board of directors does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder, to the extent permitted by Rule 14a-4(c)(3).

Stockholder Proposals for Next Annual Meeting

A stockholder who is entitled to vote for the election of directors and who desires to nominate a candidate for election to be voted on at an annual meeting of stockholders may do so only in accordance with Section 5 of our bylaws, which provides that a stockholder may nominate a director candidate by written notice to the Secretary of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. To be considered timely for our next annual meeting of stockholders, a stockholder nomination, and all supporting information, must be submitted no earlier than August 13, 2027 and no later than September 12, 2027.

A stockholder who desires to present a proposal pursuant to Rule 14a-8 under the Exchange Act to be included in the proxy statement for, and voted on by stockholders at, our next annual meeting of stockholders must submit such proposal in writing, including all supporting materials, to the Company at its principal office no later than July 2, 2027, or 120 days before the date of mailing based on this year’s proxy statement date, and meet all other requirements for inclusion in the proxy statement. Additionally, pursuant to Rule 14a-4(c)(1) under the Exchange Act, if a stockholder intends to present a proposal for business to be considered at our next annual meeting of stockholders but does not seek inclusion of the proposal in our proxy statement for such meeting, then we must receive the proposal by September 15, 2027, or 45 days before the date of mailing based on this year’s proxy statement date, for it to be considered timely received. If notice of a stockholder proposal is not timely received, then the proxies will be authorized to exercise discretionary authority with respect to the proposal.

Any proposals should be sent to us at Stratum Holdings Corp., 420 Celebration Boulevard, 2nd Floor, Celebration, Florida 34747.

Annual Report

We will furnish without charge, upon written request of any person who was a stockholder or beneficial owner at the close of business on the Record Date, a copy of the Annual Report, including the financial statements. The written request should be sent to Stratum Holdings Corp., 420 Celebration Boulevard, 2nd Floor, Celebration, Florida 34747. The Annual Report is also available on our website, www.stratumholdingscorp.com, under the link for “Financial Filings.”

Stratum Holdings Corp.	28	2026 Proxy Statement

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. T04891-P59259 ! ! ! 01) Joseph La Rosa 02) Nicholas Adler 03) Lourdes Felix 04) Marc Urbach 05) Ned L. Siegel For All Withhold All For All Except ! ! ! To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. STRATUM HOLDINGS CORP. 1420 CELEBRATION BLVD., 2ND FLOOR CELEBRATION, FL 34747 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on December 10, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SRTM2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on December 10, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Nominees: 2. To ratify the appointment of Rosenberg Rich Baker Berman, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. 1. Election of Directors STRATUM HOLDINGS CORP. The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR proposal 2. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. For Against Abstain SCAN TO VIEW MATERIALS & VOTEw

T04892-P59259 Important Notice Regarding the Availability of Proxy Materials for the Virtual 2026 Annual Meeting of Stockholders: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. STRATUM HOLDINGS CORP. Virtual 2026 Annual Meeting of Stockholders December 11, 2026 9:00 AM Eastern Standard Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Nicholas Adler and Joseph La Rosa, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock and Series X Super Voting Preferred Stock of STRATUM HOLDINGS CORP. that the stockholder(s) is/are entitled to vote at the Virtual 2026 Annual Meeting of Stockholders to be held at 9:00 AM, Eastern Standard Time on December 11, 2026, at www.virtualshareholdermeeting.com/SRTM2026, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side